Exhibit 99.1

FOR IMMEDIATE RELEASE:

Blonder Tongue Announces Receipt of Notice of Delisting from NYSE American

Common Stock Expected to Continue Trading on NYSE American During Appeal Process

OLD BRIDGE, NJ / Friday, December 10, 2021 / Blonder Tongue Laboratories, Inc. (NYSE American: BDR) announced that it received notice today from NYSE American LLC (“NYSE American” or the “Exchange”) stating that the staff of NYSE Regulation has determined to commence proceedings to delist the common stock of the Company from the Exchange because the Company was unable to demonstrate that it had regained compliance with Sections 1003(a)(i), (ii), and (iii) of the NYSE American Company Guide, relating to maintaining a certain level of stockholder's equity if the company has a history of reported losses from continuing operations, by the end of the maximum 18-month compliance plan period, which expired on December 10, 2021. The Company intends to exercise its right to appeal the staff’s determination.

The Company has been advised that the shares of the Company’s common stock will continue to be listed and traded on NYSE American during the pendency of the Company's appeal, subject to NYSE American's discretion to suspend trading if it believes suspension to be in the public interest. Following the appeal, the decision of the committee of the Board of Directors of the Exchange hearing the appeal will be announced by NYSE Regulation regarding either proceeding with suspension and delisting or continued trading in the Company’s common stock.

Receipt of the notice does not affect the Company’s business, operations or reporting requirements with the Securities and Exchange Commission.

About Blonder Tongue

Blonder Tongue Laboratories, Inc. is the oldest designer and manufacturer of cable television video transmission technology in the USA. The majority of our products continue to be designed and built in our state-of-the-art New Jersey facility, which has been the Company’s home for more than 50 years. Blonder Tongue Labs offers U.S.-based engineering and manufacturing excellence with an industry reputation for delivering ultra-high reliability products. As a leader in cable television system design, the Company provides service operators and systems integrators with comprehensive solutions for the management and distribution of digital video, IPTV and high-speed data services, as well as RF broadband distribution over fiber, IP, and Coax networks for homes and businesses. Additional information on the Company and its products can be found at www.blondertongue.com.

Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The information set forth above includes “forward-looking” statements. The forward-looking statements relate to future events regarding such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. In order to comply with the terms of the safe harbor provisions, the Company notes that a variety of factors could cause our actual results and experience to differ materially and adversely from the anticipated results or other expectations expressed in the forward-looking statements. The risks and uncertainties that may affect the operation, performance, development and results of the Company’s business include, but are not limited to, those matters discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors,” and in the same sections of the Company’s subsequently-filed Quarterly Reports on Form 10-Q, as may be further updated by any Current Reports on Form 8-K that we may file. The words “believe,” “expect,” “anticipate,” “project,” “target,” “intend,” “plan,” “seek,” “estimate,” “endeavor,” “should,” “could,” “may” and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections for our future financial performance, anticipated growth trends in the Company’s business and other characterizations of future events or circumstances are forward-looking statements, including statements regarding the Company’s ability to continue as a going concern, the Company’s ability to maintain the listing of its shares on the NYSE American and the Company's intention to appeal the NYSE American staff's determination to seek delisting of the Company's shares. Readers also should carefully review the risk factors included in other documents the Company files from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, or, in the case of other documents referred to herein, the dates of those documents. The Company undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as may be required under applicable law. The Company’s actual results may differ from the anticipated results or other expectations expressed in these forward-looking statements.

Contacts

Eric Skolnik
Chief Financial Officer
eskolnik@blondertongue.com
(732) 679-4000

Ted Grauch
Chief Executive Officer
tgrauch@blondertongue.com
(732) 679-4000

© Blonder Tongue Laboratories, Inc. | One Jake Brown Road, Old Bridge, NJ 08857 | (800) 523-6049 | Fax: (732) 679-4353 | www.blondertongue.com